UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 12, 2009

PRESSURE BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in its Charter)

MASSACHUSETTS

  (State or Other Jurisdiction of Incorporation)

0-21615	04-2652826
(Commission File Number)	(IRS Employer Identification No.)

14 Norfolk Avenue, South Easton, MA	02375
(Address of Principal Executive Offices)	(Zip Code)

(508) 230-1828

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On February 12, 2009, pursuant to the terms of a Securities Purchase Agreement entered into as of February 12, 2009 (the “Securities Purchase Agreement”), Pressure BioSciences, Inc. (the “Company”) closed a private placement to 35 accredited investors (“Private Placement”), pursuant to which the Company issued and sold an aggregate of 156,980 units, each unit consisting of (i) one share of a newly created series of preferred stock, designated “Series A Convertible Preferred Stock,” par value $0.01 per share (the “Series A Preferred Stock”), (ii) a warrant to purchase, at the purchaser’s election to be made within 7 days of the closing, either 10 shares of Company common stock, par value $0.01 per share (“Common Stock”), at an exercise price equal to $1.25 per share, with a term expiring 15 months after the date of closing (“15 Month Common Stock Warrant”), or one share of Series A Preferred Stock at an exercise price equal to $12.50 per share, with a term expiring 15 months after the date of closing (“15 Month Preferred Stock Warrant”); and (iii) a warrant to purchase 10 shares of Common Stock at an exercise price equal to $2.00 per share, with a term expiring 30 months after the date of closing (the “30 Month Common Stock Warrants”).   The purchase price for each unit was $11.50 (the “Purchase Price”), resulting in aggregate gross proceeds to the Company of $1,805,270.

The Securities Purchase Agreement contains customary representations and warranties and covenants from the Company and each purchaser.

In connection with the Private Placement and the Securities Purchase Agreement, the Company also agreed that if it completes a subsequent equity financing within one year from the initial closing of the Private Placement, it will offer each purchaser the opportunity to exchange the units purchased in the Private Placement for the equity securities issued in such subsequent financing, subject to compliance with applicable rules and regulations.

This description of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement, a copy of which is attached to this report as Exhibit 4.1 and is incorporated herein by reference.

Series A Preferred Stock

Dividends.  The Series A Preferred Stock will pay a cumulative dividend at the rate of 5% per annum of the Purchase Price, payable semi-annually on June 30 and December 31, commencing on June 30, 2009 (with the first payment to be pro-rated based on the number of days occurring between the date of issuance and June 30, 2009).  Dividends may be paid in cash or in shares of Common Stock at the Company’s option, subject to certain conditions.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Series A Preferred Stock will be paid out of the assets of the Company available for distribution to the Company’s stockholders before any payment shall be paid to the holders of Common Stock, an amount per share equal to the Purchase Price, plus accrued and unpaid dividends.  Unless the holders of a majority of the outstanding shares of Series A Preferred Stock elect otherwise, a merger or consolidation (other than one in which stockholders of the Company own a majority by voting power of the outstanding shares of the surviving or acquiring corporation) and a sale, lease, transfer or other disposition of all or substantially all of the Company’s assets will be treated as a liquidation of the Company thereby triggering the liquidation preference.

Voluntary Conversion.  Each share of Series A Preferred Stock is convertible into 10 shares of Common Stock at any time at the option of the holder, subject to adjustment for stock splits, stock dividends, recapitalizations and similar transactions (the “Conversion Ratio”). Unless waived under certain circumstances by the holder of Series A Preferred Stock, such holder’s shares of Series A Preferred Stock may not be converted if upon such conversion the holder’s beneficial ownership would exceed certain thresholds.

Mandatory Conversion.  Each share of Series A Preferred Stock will automatically be converted into shares of Common Stock at the Conversion Ratio then in effect:  (i) if, after 12 months from the closing of the Private Placement, the Common Stock trades on the Nasdaq Capital Market (or other primary trading market or exchange on which the Common Stock is then traded) at a price equal to $4.00 for 20 out of 30 consecutive trading days with average daily trading volume of at least 10,000 shares or (ii) upon a registered public offering by the Company at a per share price equal to $2.30 with aggregate gross proceeds to the Company of not less than $10 million.  Unless waived under certain circumstances by the holder of the Series A Preferred Stock, such holder’s Series A Preferred Stock may not be converted if upon such conversion the holder’s beneficial ownership would exceed certain thresholds.

Voting Rights.  The holders of Series A Preferred Stock are not entitled to vote on any matters presented to the stockholders of the Company for their action or consideration at any meeting of stockholders of the Company (or by written consent of stockholders in lieu of meeting), except that the holders of Series A Preferred Stock may vote separately as a class on any matters that would amend, alter or repeal any provision of the Company’s Restated Articles of Organization, as amended, in a manner that adversely affects the powers, preferences or rights of the Series A Preferred Stock and such holders may also vote on any matters required by law.

Redemption.  At any time after February 11, 2014, upon 30 days written notice, the Company will have the right to redeem the outstanding shares of Series A Preferred Stock at a price equal to the Purchase Price, plus all accrued and unpaid dividends thereon.  The redemption price may be paid in two annual installments.

This description of the Series A Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the Company’s Articles of Amendment, together with the Certificate of Designation of Series A Convertible Preferred Stock, a copy of which is attached to this report as Exhibit 3.1 and is incorporated herein by reference.

Warrants

The warrants have the following exercise prices and terms:  (i) the 15 Month Common Stock Warrants have an exercise price equal to $1.25 per share, with a term expiring 15 months after the date of closing; (ii) the 15 Month Preferred Stock Warrants have an exercise price equal to $12.50 per share, with a term expiring 15 months after the date of closing; and (iii) the 30 Month Common Stock Warrants have an exercise price equal to $2.00 per share, with a term expiring 30 months after the date of closing. Unless waived under certain circumstances by the holder of the warrant, such holder’s warrant may not be exercised if upon such exercise the holder’s beneficial ownership would exceed certain thresholds.

The 15 Month Common Stock Warrants permit the holder to conduct a “cashless exercise” at any time after six months from the date of issuance of the warrant if (i) there is no effective registration statement for the resale of the underlying Common Stock at the time of exercise and (ii) the underlying shares of Common Stock may not be resold without restriction under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”).  Each of the 15 Month Preferred Stock Warrants, 15 Month Common Stock Warrants and the 30 Month Common Stock Warrants also permit the holder to conduct a “cashless exercise” at any time after the holder of the warrant becomes an “affiliate” (as defined in the Securities Purchase Agreement) of the Company.   In the event of a cashless exercise, the Company would receive no proceeds from the sale of Common Stock or Series A Preferred Stock, as the case may be, in connection with such exercise.

The warrant exercise price and/or number of shares issuable upon exercise of the applicable warrant will be subject to adjustment for stock dividends, stock splits or similar capital reorganizations, as set forth in the warrants.

Subject to the terms and conditions of the applicable warrants, the Company has the right to call for cancellation the 15 Month Common Stock Warrants and the 15 Month Preferred Stock Warrants if the volume weighted average price of the Common Stock on the Nasdaq Capital Market (or other primary trading market or exchange on which the Common Stock is then traded) equals or exceeds $1.75 for either (i) 10 consecutive trading days or (ii) 15 out of 25 consecutive trading days.   Subject to the terms and conditions of the 30 Month Common Stock Warrant, the Company has the right to call for cancellation the 30 Month Common Stock Warrant if the volume weighted average price for the Common Stock on the Nasdaq Capital Market (or other primary trading market or exchange on which the Common Stock is then traded) equals or exceeds $2.80 for either (i) 10 consecutive trading days or (ii) 15 out of 25 consecutive trading days.

This description of the 15 Month Common Stock Warrants, 15 Month Preferred Stock Warrants and the 30 Month Common Stock Warrants does not purport to be complete and is qualified in its entirety by reference to the applicable warrants, copies of which are attached to this report as Exhibits 4.2, 4.3 and 4.4 respectively, and are incorporated herein by reference.

Registration Rights Agreement

In connection with the Private Placement, the Company has agreed to prepare and file a Registration Statement on Form S-3 (the “Registration Statement”) covering the resale of the shares of Common Stock underlying the 15 Month Common Stock Warrant.  The Company agreed to file the Registration Statement with the Securities and Exchange Commission no later than 60 days following the closing the Private Placement, and further agreed to use its commercially reasonable efforts to cause such Registration Statement to be declared effective as promptly as possible after the filing thereof and to keep the Registration Statement continuously effective under the Securities Act until all shares covered by such Registration Statement have been sold, or may be sold without volume restrictions pursuant to Rule 144 (or any successor Rule under the Securities Act).  The Company also granted piggyback registration rights (including shares of Series A Preferred Stock issuable upon exercise of the 15 Month Preferred Stock Warrants) with respect to all of the Common Stock issuable in connection with any conversion of Series A Preferred Stock, all of the Common Stock issuable upon exercise of the 30 Month Common Stock Warrants, and any shares of Common Stock issuable upon exercise of the 15 Month Common Stock Warrant that were not registered on Form S-3 due to any limitation on the number of shares the Company could register on Form S-3 under applicable SEC guidance.

This description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached to this report as Exhibit 4.5 and is incorporated herein by reference.

Advance from Distributor

In connection with the Private Placement, prior to the closing, the Company received $200,000 from one of its distributors to be held in the escrow account for the Private Placement.  The distributor requested, and the Company agreed, that the $200,000 be used as payment for anticipated future purchases of the Company’s pressure cycling technology (PCT) instrument and consumable products, and not for an investment in the Private Placement.

Item 3.02               Unregistered Sales of Equity Securities

The sale of the units described in Item 1.01 of this Current Report on Form 8-K were issued and sold in the Private Placement without registration under the Securities Act, in reliance upon the exemption from registration set forth in Rule 506 of Regulation D (“Regulation D”) promulgated under the Securities Act.  The Company based such reliance upon representations made by each purchaser of units, including, but not limited to, representations as to the purchaser’s status as an “accredited investor” (as defined in Rule 501(a) under Regulation D) and the purchaser’s investment intent.  The units were not offered or sold by any form of general solicitation or general advertising (as such terms are used in Rule 502 under Regulation D).  The units or the shares of Series A Preferred Stock, 15 Month Common Stock Warrants, 15 Month Preferred Stock Warrants and 30 Month Preferred Stock Warrants comprising the units, may not be re-offered or sold in the United States absent an effective registration statement or an exemption from the registration requirements under applicable federal and state securities laws.  The information in Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.

Item 5.03               Amendments to Articles of  Incorporation or Bylaws; Change in Fiscal Year

Effective on February 12, 2009, the Company amended its Restated Articles of Organization, as amended, by filing with the Secretary of State of the Commonwealth of Massachusetts Articles of Amendment creating a new series of preferred stock, designated “Series A Convertible Preferred Stock,” par value $0.01 per share.  The material terms of Series A Preferred Stock are described in Item 1.01 of this Current Report on Form 8-K, and the information in Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.

Item 8.01               Other Events

On February 18, 2009, the Company announced that its unaudited stockholders’ equity as of January 31, 2009 was $1,972,661.  The total number of issued and outstanding shares of common stock of the Company as of January 31, 2009 was 2,195,283.

Item 9.01               Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Exhibit Description
3.1	Articles of Amendment to the Company’s Restated Articles of Organization, as amended
4.1	Securities Purchase Agreement entered into as of February 12, 2009, between the Company and several purchasers
4.2	Form of 15 Month Common Stock Warrant
4.3	Form of 15 Month Preferred Stock Warrant
4.4	Form of 30 Month Common Stock Warrant
4.5	Registration Rights Agreement
99.1	Press Release dated February 18, 2009, announcing completion of Private Placement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRESSURE BIOSCIENCES, INC.

Dated: February 18, 2009	By:
Richard T. Schumacher,
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
3.1	Articles of Amendment to the Company’s Restated Articles of Organization, as amended
4.1	Securities Purchase Agreement entered into as of February 12, 2009, between the Company and several purchasers
4.2	Form of 15 Month Common Stock Warrant
4.3	Form of 15 Month Preferred Stock Warrant
4.4	Form of 30 Month Common Stock Warrant
4.5	Registration Rights Agreement
99.1	Press Release dated February 18, 2009, announcing completion of Private Placement